Note 2 - Equity Compensation Plans and Capital Stock	12 Months Ended
Mar. 31, 2022
Notes to Financial Statements
Share-Based Payment Arrangement [Text Block]

2. EQUITY COMPENSATION PLANS AND CAPITAL STOCK

The Company maintains the Friedman Industries, Incorporated 2016 Restricted Stock Plan (the “Plan”). The Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) and continues indefinitely until terminated by the Board or until all shares allowed by the Plan have been awarded and earned. The aggregate number of shares of the Company’s Common Stock eligible for award under the Plan is 500,000 shares. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the employees, directors or consultants to whom awards will be granted and shall determine the amount and applicable restrictions of each award. Restricted awards entitle recipients to vote and receive non-forfeitable dividends during the restriction period. Because dividends are non-forfeitable, they are reflected in retained earnings. Forfeitures are accounted for upon their occurrence. Because the Company accounts for forfeitures as they occur, the non-forfeitable dividends are reclassified from retained earnings to additional stock compensation for the actual forfeitures that occurred.

The following table summarizes the activity related to restricted stock units ("RSUs") for the two years ended March 31, 2022:

		Weighted
		Average Grant
	Number of	Date Fair Value
	Shares	Per Share
Unvested at March 31, 2020	270,000	$6.37
Granted	89,625 (1)	5.64
Vested	(20,000)	8.23
Unvested at March 31, 2021	339,625	$6.07
Granted	10,190	12.56
Vested	(210,292)	6.46
Unvested at March 31, 2022	139,523	$5.96

(1) 50,000 shares were issued out of treasury stock

We measure compensation expense for RSUs at the market price of our common stock as of the grant date. Compensation expense is recognized over the requisite service period applicable to each award. The Company recorded compensation expense of $449,089 and $527,671 in fiscal 2022 and fiscal 2021, respectively, relating to the RSUs issued under the Plan.

At  March 31, 2022 and 2021 unrecognized compensation expense related to unvested RSUs was approximately $546,000 and $867,000, respectively, which is expected to be recognized over a weighted average period of approximately 2.2 years and 2.7 years, respectively.

As of March 31, 2022, a total of 130,185 shares were still available to be issued under the Plan.

The Company has 1,000,000 authorized shares of Cumulative Preferred Stock with a par value of $1 per share. The stock may be issued in one or more series, and the Board of Directors is authorized to fix the designations, preferences, rights, qualifications, limitations and restrictions of each series, except that any series must provide for cumulative dividends and must be convertible into Common Stock. There were no shares of Cumulative Preferred Stock issued as of March 31, 2022 or March 31, 2021.

Effective June 25, 2020, our Board of Directors authorized the repurchase, for retirement, of up to 1,062,067 shares of our common stock in open-market transactions or otherwise.

For the fiscal year ended March 31, 2021, we repurchased 253,220 shares of our common stock for cash of approximately $1.7 million. Additionally, the Company acquired 6,312 shares as employee withholding taxes paid on vested restricted stock.